Exhibit 10.1

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 4, 2017

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is among CUBIC CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)       The Borrower, the Lenders and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of August 11, 2016 (as amended from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

(2)       The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth in this Amendment.

(3)       The Administrative Agent and the Lenders party hereto are, on the terms and conditions stated below, willing to grant the request of the Borrower.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendment. Effective as of the First Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)       The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is amended to replace the dollar amount “$25,000,000” appearing therein with the dollar amount “$30,000,000”.

(b)       The definition of “Consolidated Net Income” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “and interest income” appearing therein.

(c)       Section 6.01(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

 “The Borrower will not permit the Leverage Ratio (i) at the end of the fiscal quarter ending March 31, 2017 to be greater than 4.25 to 1.00, (ii) at the end of any fiscal quarter ending after March 31, 2017 but prior to December 31, 2017 to be greater than 4.00 to 1.00 and (iii) at the end of any fiscal quarter ending on or after December 31, 2017 to be greater than 3.50 to 1.00.”

(d)       Exhibit E to the Credit Agreement is amended to replace the phrase “Maximum permitted:  Subject to any Adjusted Covenant Period, 4.00 to 1.00 prior to March 31, 2017 and 3.50 to 1.00 on or after March 31, 2017” appearing therein with the phrase “Maximum permitted:  Subject to any Adjusted Covenant Period, 4.25 to 1.00 on March 31, 2017, 4.00 to 1.00 after March 31, 2017 but prior to December 31, 2017 and 3.50 to 1.00 on or after December 31, 2017.”

SECTION 2.   Conditions to Effectiveness. The amendments in Section 2 of this Amendment shall be effective as of the date (the “First Amendment Effective Date”) the following conditions are satisfied:

(a)       the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and Lenders constituting Required Lenders;

(b)       the Administrative Agent’s receipt of a reaffirmation (the “Reaffirmation”) of the Guarantee by the Guarantors, in the form of Exhibit A, duly executed by each Guarantor party thereto

(c)       the Administrative Agent’s receipt of a duly executed and effective amendment to the Note Purchase Agreement corresponding in all relevant terms to this Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent;  and

(d)       the Administrative Agent’s (and its affiliates) receipt of (i) for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) all fees and expenses then due and owing under the Credit Agreement, the other Financing Documents or under any other applicable letter agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or other applicable document.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3.   Representations and Warranties. The Borrower represents and warrants as follows:

(a)       Authority; Enforceability. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as modified hereby and the other Financing Documents to which it is a party.  Each Guarantor has the requisite corporate power and authority to execute, deliver and perform the Reaffirmation, and to perform its obligations under the Reaffirmation and the other Financing Documents to which it is a party The execution, delivery and performance by the Borrower of this Amendment and by each Guarantor of the Reaffirmation have been duly approved by the board of directors of each such Person, and no other corporate proceedings on the part of the Borrower or any Guarantor are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the Borrower and the Reaffirmation has been duly executed and delivered by each Guarantor.  Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each of the Guarantee by the Guarantors and the Reaffirmation constitutes the legal, valid and bind obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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(b)       Financing Document Representations and Warranties. The representations and warranties contained in each Financing Document are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(c)       Absence of Default. Except as expressly waived hereby, no event or circumstance has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

SECTION 4.   Reference to and Effect on the Financing Documents.  (a)  Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)       The Credit Agreement and all other Financing Documents are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

(c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

(d)       This Amendment is a Financing Document under (and as defined in) the Credit Agreement.

SECTION 5.   Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 7.   Severability. Whenever possible, each provision of this Amendment shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 8.  Captions and Headings. The captions or section headings at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CUBIC CORPORATION, as the Borrower

By:	/s/ James R. Edwards
Name:
Title:

By:	/s/ Gregory L. Tanner
Name:
Title:

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Anna Araya
Name:	Anna Araya
Title:	Executive Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

BANK OF THE WEST, as a Lender

By:	/s/ William Z. Burzynski
Name:	William Z. Burzynski
Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Jim Wright
Name:	Jim Wright
Title:	AVP

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

MUFG UNION BANK, N.A., as a Lender

By:	/s/ James Kordas
Name:	James Kordas
Title:	Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marty McDonald
Name:	Marty McDonald
Title:	AVP

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Travis Van Treese
Name:	Travis Van Treese
Title:	SVP

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Hans Y. Lin
Name:	Hans Y. Lin
Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Cubic Corporation

REAFFIRMATION BY THE GUARANTORS

Each of the undersigned (a) acknowledges that (i) it has reviewed that certain First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Amendment), dated as of May 4, 2017, to that certain Third Amended and Restated Credit Agreement dated as of August 11, 2016 (the “Credit Agreement”), among Cubic Corporation as the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, (ii) that certain Third Amended and Restated Guarantee, dated as of August 11, 2016, (the “Guarantee”) to which it is a party and the other Financing Documents to which it is a party remains in full force and effect, and (iii) under the terms of the Guarantee, it guarantees the Guaranteed Obligations (as defined in the Guarantee) and the other obligations set forth in the Guarantee, and (b) agrees that each Financing Document to which it is a party is hereby reaffirmed, ratified, approved and confirmed in each and every respect, except that, upon the effectiveness of, and on and after the date of, this Amendment, each reference to the Guarantee in the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the Amendment.

CUBIC TRANSPORTATION SYSTEMS, INC., a California corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

CUBIC DEFENSE APPLICATIONS, INC., a California corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

Signature Page to Reaffirmation
Cubic Corporation

CUBIC SIMULATION SYSTEMS, INC., a California corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

OMEGA TRAINING GROUP, INC., a Georgia corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

NEXTBUS, INC., a Delaware corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

DTECH LABS, INC., a Delaware corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

CUBIC GLOBAL DEFENSE, INC., a Delaware corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

GATR TECHNOLOGIES, INC., an Alabama corporation, as a Guarantor

By:	/s/Gregory L. Tanner
Name:
Title:

Signature Page to Reaffirmation
Cubic Corporation